Filed pursuant to Rule 497(e)
File Nos. 333-179562; 811-22668

Aptus Large Cap Enhanced Yield ETF (DUBS)
(the “Fund”)

August 30, 2023

Supplement to the
Summary Prospectus and Prospectus,
each dated June 10, 2023

The following replaces the first paragraph in the section entitled “ELN Strategy” in the “Principal Investment Strategy” section on page 2 of the Fund’s Summary Prospectus and page 4 of the Fund’s Prospectus:
In order to generate income, the Fund typically invests approximately 10% to 20% of its net assets in ELNs. ELNs are investment products structured as notes that are issued by counterparties, including banks, broker-dealers or their affiliates, and designed to offer a return linked to the underlying instruments within the ELN.
Please retain this Supplement with your Summary Prospectus and Prospectus for future reference.
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